                                                                   EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Enzon Pharmaceuticals, Inc. (the "Company") on Form 10-K/A for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth J. Zuerblis , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Kenneth J. Zuerblis
                                ------------------------------------------------
                                Executive Vice President Finance,
                                Chief Financial Officer and
                                Corporate Secretary
                                (Principal Financial Officer and
                                Acting Principal Executive Officer)

November 10, 2004

   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and furnished to the Securities Exchange Commission or its staff upon request.


                                      E-44